                        WFS FINANCIAL 2004-2 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004


COLLECTIONS

                                                                                                                        DOLLARS
Payments received                                                                                                    59,127,822.63
                     Plus / (Less) :
                                            Net Servicer Advances                                                        82,574.85
                                            Investment Earnings on funds in the
                                              Collection Account                                                         71,676.41
                                                                                                                    --------------
Net Collections                                                                                                      59,282,073.89
                     Plus / (Less) :
                                            Funds in Spread Account                                                  13,538,784.00
                                                                                                                    --------------
Total Available Funds                                                                                                72,820,857.89
                                                                                                                    ==============


DISTRIBUTIONS

                     Servicing Fee                                                                  1,408,480.00
                     Trustee and Other Fees                                                             4,346.57
                                                                                               ------------------

Total Fee Distribution                                                                                                1,412,826.57

                     Note Interest Distribution Amount - Class A-1                   64,632.86
                     Note Interest Distribution Amount - Class A-2                  871,208.33
                     Note Interest Distribution Amount - Class A-3                  498,750.00
                     Note Interest Distribution Amount - Class A-4                1,014,062.50
                                                                                --------------
                                                                                  2,448,653.69

                     Note Principal Distribution Amount - Class A-1              55,455,372.17
                     Note Principal Distribution Amount - Class A-2                       0.00
                     Note Principal Distribution Amount - Class A-3                       0.00
                     Note Principal Distribution Amount - Class A-4                       0.00
                                                                                --------------
                                                                                 55,455,372.17

Total Class A Interest and Principal Distribution                                                                    57,904,025.86

                     Note Interest Distribution Amount - Class B-1                  143,906.25
                     Note Principal Distribution Amount - Class B-1                       0.00
                                                                                --------------

Total Class B Interest and Principal Distribution                                                                       143,906.25

                     Note Interest Distribution Amount - Class C-1                  170,000.00
                     Note Principal Distribution Amount - Class C-1                       0.00
                                                                                --------------

Total Class C Interest and Principal Distribution                                                                       170,000.00

                     Note Interest Distribution Amount - Class D-1                  153,156.25
                     Note Principal Distribution Amount - Class D-1                       0.00
                                                                                --------------

Total Class D Interest and Principal Distribution                                                                       153,156.25

                     Spread Account Deposit                                                                          13,036,942.96
                                                                                                                    --------------

Total Distributions                                                                                                  72,820,857.89
                                                                                                                    ==============

                        WFS FINANCIAL 2004-2 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004



PORTFOLIO DATA:

                                                                           # of loans
      Beginning Aggregate Principal Balance                                  88,017                           1,352,141,194.19

          Less:                             Principal Payments                            (22,540,970.11)
                                            Full Prepayments                 (1,987)      (22,025,454.50)
                                            Partial Prepayments                   -                    -
                                            Liquidations                       (266)       (3,880,473.18)
                                                                                          --------------
                                                                                                                (48,446,897.79)
                                                                                                              ----------------
      Ending Aggregate Principal Balance                                     85,764                           1,303,694,296.40
                                                                                                              ================

Ending Outstanding Principal Balance of Notes                                                                 1,248,516,547.12
Overcollateralization Amount                                                                                     55,177,749.28
Overcollateralization Level                                                                                              4.23%

OTHER RELATED INFORMATION:

Spread Account:

                     Beginning Balance                                                     13,521,411.94
                           Investment earnings on funds in spread account                      17,372.06
                           Less: Funds included in Total Available Funds                  (13,538,784.00)
                           Deposits                                                        13,036,942.96
                           Reductions                                                                  -
                                                                                          --------------
                     Ending Balance                                                                              13,036,942.96

                     Beginning Initial Deposit                                             22,500,000.00
                           Repayments                                                                  -
                                                                                          --------------
                     Ending Initial Deposit                                                                      22,500,000.00


Modified Accounts:
                     Principal Balance                                                              0.00                  0.00
                     Scheduled Balance                                                              0.00                  0.00

Servicer Advances:
                     Beginning Unreimbursed Advances                                        1,104,562.79
                     Net Advances                                                              82,574.85
                                                                                          --------------
                                                                                                                  1,187,137.64

Net Charge-Off Data:
                     Charge-Offs                                                            2,757,771.85
                     Recoveries                                                              (531,655.58)
                                                                                          --------------
                     Net Charge-Offs                                                                              2,226,116.27

Delinquencies (P&I):                                                       # of loans
                     30-59 Days                                              1,319         13,919,997.95
                     60-89 Days                                                329          3,371,738.27
                     90-119 Days                                               105          1,094,549.96
                     120 days and over                                           1              4,960.85

Repossessions                                                                   61            626,104.26

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the
  Sale and Servicing Agreement)                                                  -                                          -

Cumulative Charge-Off Percentage                                                                                         0.15%

WAC                                                                                                                   10.8574%
WAM                                                                                                                     59.137

                        WFS FINANCIAL 2004-2 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004


===================================================================================================================================
                                   BEGINNING         NOTE MONTHLY                        TOTAL
                 ORIGINAL         OUTSTANDING          PRINCIPAL          PRIOR         PRINCIPAL          PRINCIPAL       CURRENT
                PRINCIPAL          PRINCIPAL         DISTRIBUTABLE      PRINCIPAL     DISTRIBUTABLE      DISTRIBUTION     PRINCIPAL
  CLASSES        BALANCE            BALANCE             AMOUNT          CARRYOVER        AMOUNT             AMOUNT        CARRYOVER
===================================================================================================================================
    A-1       240,000,000.00       66,471,919.29     55,455,372.17          0.00     55,455,372.17      55,455,372.17        0.00


    A-2       515,000,000.00      515,000,000.00              0.00          0.00              0.00               0.00        0.00


    A-3       210,000,000.00      210,000,000.00              0.00          0.00              0.00               0.00        0.00


    A-4       343,750,000.00      343,750,000.00              0.00          0.00              0.00               0.00        0.00


    B-1        56,250,000.00       56,250,000.00              0.00          0.00              0.00               0.00        0.00


    C-1        63,750,000.00       63,750,000.00              0.00          0.00              0.00               0.00        0.00


    D-1        48,750,000.00       48,750,000.00              0.00          0.00              0.00               0.00        0.00
===================================================================================================================================
   TOTAL    1,477,500,000.00    1,303,971,919.29     55,455,372.17          0.00     55,455,372.17      55,455,372.17        0.00
===================================================================================================================================




=================================================
                   REMAINING           TOTAL
                   OUTSTANDING        PRINCIPAL
                   PRINCIPAL        AND INTEREST
  CLASSES           BALANCE         DISTRIBUTION
=================================================
    A-1          11,016,547.12     55,520,005.03


    A-2         515,000,000.00        871,208.33


    A-3         210,000,000.00        498,750.00


    A-4         343,750,000.00      1,014,062.50


    B-1          56,250,000.00        143,906.25


    C-1          63,750,000.00        170,000.00


    D-1          48,750,000.00        153,156.25
=================================================
   TOTAL      1,248,516,547.12     58,371,088.36
=================================================



===================================================================================================================================
                        NOTE MONTHLY                      TOTAL
                          INTEREST         PRIOR         INTEREST          INTEREST          CURRENT        DEFICIENCY      POLICY
  NOTE     INTEREST    DISTRIBUTABLE     INTEREST      DISTRIBUTABLE      DISTRIBUTION      INTEREST          CLAIM         CLAIM
CLASSES      RATE          AMOUNT        CARRYOVER        AMOUNT            AMOUNT          CARRYOVER         AMOUNT        AMOUNT
===================================================================================================================================
  A-1      1.16680%        64,632.86        0.00         64,632.86         64,632.86            0.00           0.00           0.00

  A-2      2.03000%       871,208.33        0.00        871,208.33        871,208.33            0.00           0.00           0.00

  A-3      2.85000%       498,750.00        0.00        498,750.00        498,750.00            0.00           0.00           0.00

  A-4      3.54000%     1,014,062.50        0.00      1,014,062.50      1,014,062.50            0.00           0.00           0.00

  B-1      3.07000%       143,906.25        0.00        143,906.25        143,906.25            0.00           0.00           0.00

  C-1      3.20000%       170,000.00        0.00        170,000.00        170,000.00            0.00           0.00           0.00

  D-1      3.77000%       153,156.25        0.00        153,156.25        153,156.25            0.00           0.00           0.00
===================================================================================================================================
 TOTAL                  2,915,716.19        0.00      2,915,716.19      2,915,716.19            0.00           0.00           0.00
===================================================================================================================================

                        WFS FINANCIAL 2004-2 OWNER TRUST

                              Officer's Certificate
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004




Detailed Reporting

   See Schedule F

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of August 31, 2004.



                                    --------------------------------------------
                                    Lori Bice
                                    Assistant Vice President
                                    Director Technical Accounting



                                    --------------------------------------------
                                    Susan Tyner
                                    Vice President
                                    Assistant Controller